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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 30, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             The Saint James Company
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                         0-13738                    56-1426581
---------------                   ------------              -------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)

               8723 Cambie Street, Vancouver, B.C. V6P 3J9, Canada
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                    (Address of principal executive offices)

                                 (604) 327-2008
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              (Registrant's telephone number, including area code)

                   18026 Circa Azul, San Antonio, Texas 78259
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         (Former name and former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective August 11, 2003, The Saint James Company (the "Company") entered into a Reorganization Agreement with Funet Radio & communications Corp. ("Funet") and with the majority stockholders of Funet, a divided company formed under the laws of the Republic of China (Taiwan). None of the stockholders of Funet were affiliates of the Company, or affiliated with any director or officer of the Company, nor did they have any material relationships with the Company.

         The Company agreed to issue 7,000,000 shares of its restricted common stock to the stockholders of Funet in reliance upon Section 4(2) under the Securities Act of 1933, which represent approximately 87.5% of the issued and outstanding shars of the Common Stock of the Company.

         This acquisition closed on September 30, 2003.

         Effective September 30, 2003, Mr. Wayne Gronquist was replaced as the President of the Company and Mr. Chih-Chang Chang was appointed as the new Chief Executive Officer and President of the Company. In addition, Ms. Tun-Ching Chen was appointed as our Treasurer and Chief Financial Officer, and Ms. Yueh-Hui Wu was appointed as the Secretary of the Corporation.

         The Company has also changed the location of its principal executive Offices to 8723 Cambie Street, Vancouver, British Columbia V6P 3J9, Canada;
Telephone: (604) 327-2008.

         As a result of the reorganization, Funet has become a wholly owned subsidiary of the Company. The address of Funet is 09 Bei-Tung Road, 33-5F, Taichung, Republic of China-Taiwan. Funet is engaged in the telecommunications Industry. Funet has also developed wireless monitors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A) Financial statements of business acquired:

             None - to be provided within 60 days of the closing date on September 30, 2003.

         (B) Exhibits

             10.1  Reorganization Agreement dated August 11, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2003               The Saint James Company

                                       By: s/Wayne Gronquist
                                           -------------------------------------
                                           Wayne Gronquist, President